Filed Pursuant to Rule 497
File no. 333-186877

Maximum Offering of 100,000,000 Shares
______________

Supplement No. 3 dated March 31, 2016
to
Prospectus dated November 4, 2015
________________

This Supplement No. 3 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated November 4, 2015, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest.
Expense Support Agreement
On March 30, 2016, the Company and its Adviser entered into a Third Amended and Restated Expense Support and Conditional Reimbursement Agreement to extend the term of the Expense Support Agreement and clarify the terms for determining the Adviser’s support obligation.
The following disclosure replaces the disclosure under “Expense Support Agreement” beginning on page 58 of the Prospectus:

Expense Support Agreement
On March 30, 2016, we entered into a Third Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses, and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to zero. Available operating funds is the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. The term of the Expense Support Agreement commences with the calendar quarter ended June 30, 2016 and continues quarterly thereafter until the date upon which the public offering period of shares of our common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which available operating funds in such calendar quarter exceed the cumulative distributions to shareholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date), we shall pay such Excess Operating Funds, or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes.
For the six months ended December 31, 2015, we recorded Expense Support Reimbursement of approximately $0.7 million on the statement of assets and liabilities and statement of operations. The following table provides information regarding liabilities incurred by our Adviser pursuant to the Expense Support Agreement for the three month periods ended September 30, 2015 and December 31, 2015. Dollar amounts are presented in thousands.

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Eligible to be Repaid Through
March 31, 2015	$401,480	—	$401,480	N/A	March 31, 2018
June 30, 2015	288,510	—	288,510	16.39%	June 30, 2018
September 30, 2015	397,382	—	397,382	15.58%	September 30, 2018
December 31, 2015	320,756	—	320,756	8.16%	December 31, 2018
		Total	$1,408,128
(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

During the six months ended December 31, 2015, the Adviser paid the Fund approximately $1.1 million for expense support pursuant to the Expense Support Agreement and interest on the unpaid expense support net of reimbursable offering and organization expenses, base management fees and routine non-compensation overhead expense.
We may terminate the Expense Support Agreement at any time. Our Adviser may terminate the Expense Support Agreement at the end of, but not during, any quarterly period. If the Investment Advisory Agreement is terminated, we will be required to repay our Adviser in full all expense support payments made by our Adviser in the three years prior to the date of termination, to the extent that we have not previously reimbursed our Adviser.

2